Series J Preferred Stock	12 Months Ended
Apr. 29, 2017
Series J Preferred Stock
17.	Series J Preferred Stock

On August 18, 2011, the Company entered into an investment agreement between the Company and Liberty GIC, Inc. (Liberty), pursuant to which the Company issued and sold to Liberty, and Liberty purchased, 204,000 shares of the Company’s Series J Preferred Stock, par value $0.001 per share (Preferred Stock), for an aggregate purchase price of $204,000 in a private placement exempt from the registration requirements of the 1933 Act. The shares of Preferred Stock were convertible, at the option of the holders, into shares of Common Stock representing 16.6% of the Common Stock outstanding as of August 29, 2011 (after giving pro forma effect to the issuance of the Preferred Stock) based on the initial conversion rate. The initial conversion rate reflected an initial conversion price of $17.00 and was subject to adjustment in certain circumstances. The initial dividend rate for the Preferred Stock was equal to 7.75% per annum of the initial liquidation preference of the Preferred Stock paid quarterly and subject to adjustment in certain circumstances.

On April 8, 2014, Liberty sold the majority of its shares to qualified institutional buyers in reliance on Rule 144A under the Securities Act and had retained an approximate 10% stake of its initial investment. As a result, Liberty no longer had the right to elect two preferred stock directors to the Company’s Board. Additionally, the consent rights and pre-emptive rights, to which Liberty was previously entitled, ceased to apply.

On June 5, 2015, the Company entered into conversion agreements with five beneficial owners (Series J Holders) of its Preferred Stock, pursuant to which each of the Series J Holders had agreed to convert (Conversion) shares of Preferred Stock it beneficially owned into shares of the Company’s common stock, par value $0.001 per share (Company Common Stock), and additionally received a cash payment from the Company in connection with the Conversion.

On July 9, 2015, the Company completed the Conversion. Pursuant to the terms of the Conversion Agreements, the Series J Holders converted an aggregate of 103,995 shares of Preferred Stock into 6,117,342 shares of Company Common Stock, and made an aggregate cash payment to the Series J Holders of $3,657 plus cash in lieu of fractional shares in connection with the Conversion.

The number of shares of Company Common Stock issued was determined based on a conversion ratio of 58.8235 shares of Company Common Stock per share of Preferred Stock converted, which was the conversion rate in the Certificate of the Designations with respect to the Preferred Stock, dated as of August 18, 2011.

On July 10, 2015, the Company gave notice of its exercise of the right to force conversion of all outstanding shares of its Senior Convertible Redeemable Series J Preferred Stock into Company Common Stock pursuant to Section 9 of the Certificate of Designations, Preferences and Relative Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of Series J Preferred Stock, dated as of August 18, 2011 (the Forced Conversion). The effective date of the Forced Conversion was July 24, 2015. On the date of the Forced Conversion, each share of Series J Preferred Stock was automatically converted into 59.8727 shares of Company Common Stock, which included shares of Company Common Stock reflecting accrued and unpaid dividends on Series J Preferred Stock. Each holder of Series J Preferred Stock received whole shares of Company Common Stock and a cash amount in lieu of fractional shares of Company Common Stock.

As a result of the transactions described above, all shares of Series J Preferred Stock were retired by the Company and are no longer outstanding.